UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              SCHEDULE 14C

              Information Statement Pursuant to Section 14(c)
                  of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                             DENTALSERV.COM
                             --------------
            (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)  Title of each class of securities to which transaction applies:
__________________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:
__________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:
__________________________________________________________________________

     5)  Total fee paid:
__________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
__________________________________________________________________________

2)   Form, Schedule or Registration Statement No.:
__________________________________________________________________________

3)   Filing Party:
__________________________________________________________________________

4)   Date Filed:
__________________________________________________________________________

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                          DENTALSERV.COM
                 20 West 55th Street, Fifth Floor
                     New York, New York 10010
                          (212) 849-8248


       NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

August 31, 2007

To the Stockholders of Dentalserv.Com:

    The attached Information Statement is being delivered by DentalServ.Com in connection with the approval by our directors and stockholders of amendments to our Articles of Incorporation to: (i) authorize Ten Million (10,000,000) shares of Preferred Stock; and (ii) reverse split our outstanding Common Stock on the basis of one (1) post-split share for four (4) pre-split shares. The stockholders of record as of August 10, 2007 are entitled to receive this Information Statement. This Information Statement is first being mailed to stockholders on or about August 31, 2007. We anticipate that the amendment to our Articles of Incorporation will become effective on or after September 22, 2007.

    Our board of directors approved resolutions authorizing us to file the amendment to our Articles of Incorporation with the Nevada Secretary of State. DSRV has received requisite approval from the Board of Directors and holders of a majority of the outstanding shares entitled to vote thereon pursuant to written consents in accordance with Sections 78.315, 78.3207 78.385 of the Nevada Private Corporations law approving and adopting the amendments to the Articles of Incorporation. Stockholders of a majority of the outstanding voting shares approved the one (1) for four (4) reverse split, and the authorization of Preferred Stock, by written consent on August 14, 2007.

    This letter and the accompanying Information Statement are being distributed to you, our stockholders, in accordance with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended. The Information Statement describes in greater detail the changes to our Articles of Incorporation.







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

==========================================================================

                          DENTALSERV.COM
                 20 West 55th Street, Fifth Floor
                     New York, New York 10010
                          (212) 849-8248

                          --------------

                      INFORMATION STATEMENT

                          --------------

               WE ARE NOT ASKING YOU FOR A PROXY AND
             YOU ARE REQUESTED NOT TO SEND US A PROXY.

    This Information Statement is being mailed on or about August 31, 2007 to all stockholders of record of Dentalserv.Com ("DSRV"), a Nevada corporation, as of the close of business on August 10, 2007. It is being furnished in connection with the adoption of amendments to our articles of incorporation by written consent of the holders of a majority of the outstanding shares of entitled to vote thereon. We anticipate that the amendment will become effective on or after September 22, 2007. A copy of the amendment to the articles of incorporation is attached to this document as Exhibit A.

    Our board of directors and the holders of a majority of the shares entitled to vote thereon adopted resolutions approving the amendments of our articles of incorporation to (i) authorize ten million (10,000,000) shares of Preferred Stock ; and (ii) reverse split our outstanding Common Stock on the basis of one (1) post-split share for four (4) pre-split shares.

    Our board of directors approved resolutions authorizing us to file the amendment to our articles of incorporation with the Nevada
Secretary of State. DSRV has received the approval of the board of directors and holders of a majority of the outstanding shares entitled to vote on the changes pursuant to written consents in accordance with Sections 78.315 & 78.320 of the Nevada Private Corporations law approving and adopting the amendments to our Articles of Incorporation. Stockholders of a majority of outstanding shares approved the authorization of Preferred Stock and a reverse split of our Common
Stock on the basis of one (1) post-split share for four (4) pre-split shares by written consent on August 14, 2007.

    Our board of directors decided to obtain the written consent of holders of a majority of the outstanding shares entitled to vote on the certificate amendments in order to eliminate the cost and delay involved in holding a special meeting of our stockholders and in order to amend the Articles of Incorporation in a timely manner.

    The record date for purposes of determining the stockholders to whom this Information Statement is sent is august 10, 2007. As of the record date, we had 5,584,000 pre-reverse split shares of common stock, issued and outstanding, and no series of preferred stock or other securities authorized or outstanding. Common stock votes as a class on all matters, with each share of common stock entitled to one vote.

    Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendment of our Articles of Incorporation may not be effected until at least twenty (20) calendar days after this Information Statement is sent or given to our


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

stockholders. We anticipate that the amendment of our Articles of Incorporation will become effective on or after September 22, 2007 upon filing by the Nevada Secretary of State.

    There will not be a meeting of stockholders and none is required under the Nevada corporations law since these actions haves been approved by written consent of the holders of a majority of the outstanding shares of our voting common stock.







































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


         AMENDMENTS TO THE ARTICLES OF INCORPORATION

            AUTHORIZED SHARES OF PREFFERED STOCK;
                REVERSE SPLIT OF COMMON STOCK

    The Company was authorized to issue one hundred (100) million shares of common stock and no series of preferred stock or other securities prior to August 14, 2007. In order to better position the Company for an intended reverse merger acquisition or other form of business combination, the board of directors approved a one (1) for four (4) reverse split on August 13, 2007, whereby the number of our outstanding common stock is decreased from five million five hundred eighty-four thousand (5,584,000) shares to one million three hundred ninety-six thousand (1,396,000) shares; and authorized ten million (10,000,000) shares of preferred stock. Our board of directors and a majority of the shareholders entitled to vote on the matter authorized the preferred stock and the reverse split of our common stock, by written consent on August 14, 2007. The reverse split of our common stock and the authorization of preferred stock will become effective upon the filing of an amendment to our Articles of Incorporation with the Nevada Secretary of State, which is expected to occur as soon as reasonably practicable on or after the twentieth (20th ) day following the mailing of this Information Statement to our stockholders.

    The board of directors believes that it is advisable and in the best interests of the Company to reverse split, one (1) post- split share for each four (4) pre-split shares, and to authorize shares of preferred stock that will enable use in a reverse merger acquisition or other form of business combination, and used for raising additional equity capital or for other financing activities. The issuance of convertible preferred stock or common stock purchase warrants on other than a pro rata basis to existing common stockholders will dilute the ownership interest in the Corporation of the current common stockholders, as well as their proportionate voting rights.




===================================================================



                 ABSENCE OF DISSENTERS' RIGHTS

    No dissenters' or appraisal rights are available to our stockholders under Nevada corporation law and our Articles of Incorporation in connection with the amendment of the Article VI of our Articles of Incorporation.







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

                      EXECUTIVE OFFICERS

The executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board.

             Name                  Age         Positions
      ----------------------------------------------------------------

      Dr. Lawrence Chimerine       53     President, CEO

      Robert Scherne               50     Treasurer, CFO and Secretary


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                       AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the shares of our common stock as of August 18, 2007 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of our common stock, (ii) each of our directors and executive officers, and (iii) all directors and executive officers as a group.

    This table is based upon information derived from our stock records. Unless otherwise subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based upon 5,584,000 shares of pre-reverse split common stock outstanding, as of August 18, 2007.

Name and Address                          Number of Shares of      Percentage of
of Beneficial Owner(1)                    Common Stock Owned      Common Stock(2)
---------------------------------------------------------------------------------
                                                    (post-split)
Vision Opportunity Master Fund, Ltd.(3)   5,016,150 (1,254,038)        89.8 %
Robert Scherne (3)                           18,750     (4,688)         0.3 %
Lawrence Chimerine (3)                       12,500     (3,125)         0.2 %
All officers and directors as a group        31,250     (7,813)         0.6 %
[two persons(2)]
--------------------

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (1) to Item 403 (b) of Regulation S-B of the Exchange Act.

(2) Percentages are approximate based both upon, 5,584,000 issued and outstanding shares of common stock, pre-reverse split, and 1,396,000 issued and outstanding shares of common stock, post-reverse split.

(3) The business address of the stockholder, director or officer, as the case may be, noted above is 20 West 55th Street, New York, NY 10010.


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

                               By Order of the Board of Directors:

                               DentalServ.Com

                               By:___________________________________
                                  Lawrence Chimerine,
                                  Chief Executive Officer
August 18, 2007





















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


                                                      EXHIBIT A



=================================================================


                            Amendment

                               of

                    Articles of Incorporation

                               of

                         DENTALSERV.COM



















=================================================================

                         STATE OF NEVADA

                            AMENDMENT

                               OF

                    ARTICLES OF INCORPORATION

                               OF

                         DENTALSERV.COM

DENTALSERV.COM, a Nevada corporation (the "Corporation"), does hereby certify that:

First: That the Board of Directors of DentalServ.Com (the "Corporation") by unanimous written consent dated as of August 13, 2007, adopted resolutions setting forth proposed amendments to the Articles of Incorporation of the Corporation as hereinafter amended, declaring such amendments to be advisable and calling for the submission of such amendments to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

Resolved, that the Articles of incorporation of the Corporation be amended by changing Article VI so that, as amended, said
Article shall be and read as follows:

"Article VI (a) The total number of shares which the Corporation shall have authority to issue is One Hundred Million (100,000,000), consisting of Ninety Million (90,000,000) shares of Common Stock, par value $0.001 per share, (hereafter called the "Common Stock"), and Ten Million (10,000,000) shares of Preferred Stock, par value $0.01 per share, (hereinafter called the "Preferred Stock")

               (b)   Each   four  (4)  shares  of   Common  Stock
outstanding at 5:00 p.m. on August 10,, 2007, shall be deemed to be one (1) share of Common Stock of the Corporation, par value
$0.001 per share.

               (c) Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (hereinafter the "Board"), each of which series shall consist of such number of shares and have such distinctive designations or title as shall be fixed by resolution of the Board prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board providing for the issuances of such series of Preferred Stock."


Second:   That  thereafter, pursuant to  Section  78.320  of  the
Private Corporations law, Nevada Revised Statutes, written consents approving the amendments set forth above were signed by holders of outstanding voting stock having not less than the minimum number of votes that


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


would be necessary to authorize or take such action at a meeting on such date at which all shares entitled to vote thereon were present and voted.

Third: That said amendments were duly adopted in accordance with the provisions of Sections 78.1955, 78.2055, 78.315 & 78.320 of the Private Corporations law, Nevada Revised Statutes .

Fourth: That the capital of the Corporation shall not be reduced under or by reason of said amendments.


                         By: /s/ Lawerence Chimerine
                             ---------------------------
                         Name: Lawrence Chimerine, President, CEO
                                    (Authorized Officer)














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